UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2021 (January 27, 2021)

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648

(Address of Principal Executive Offices, and Zip Code)

(609) 896-9100

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 27, 2021, Celsion Corporation, a Delaware Corporation (the “Company”), received a notice from the Nasdaq Listing Qualifications department. The notice stated that, as a result of Dr. Alberto Martinez’s resignation on December 31, 2020, the Company is no longer in compliance with Nasdaq’s audit committee requirement under Listing Rule 5605 to maintain a committee of at least three independent members. On December 28, 2020, Dr. Alberto Martinez, a Class II member of the Board of Directors (the “Board”) of the Company announced that he has decided to retire from the Company’s Board of Directors effective December 31, 2020. Dr. Martinez was a member of the Audit and Compensation Committees of the Board. Upon reaching the age of 71, Dr. Martinez’s decision to retire from the Board was for personal reasons and not because of any disagreement with management or the Board relating to the Company’s operations, policies or practices. Dr. Martinez’s current term as a Class II director was scheduled to end at the Company’s 2021 Annual Meeting of Stockholders.

In accordance with Nasdaq Listing Rule 5605(c)(4), Nasdaq has provided the Company with the following cure period to regain compliance:

●	until the earlier of the Company’s next annual shareholders’ meeting or December 31, 2021; or
●	if the next annual shareholders’ meeting is held before June 29, 2021, then the Company must evidence compliance no later than June 29, 2021.

Dr. Donald Braun, an independent member of the Company’s Board, has agreed to serve on the Audit Committee to fill the vacancy created by Dr. Martinez’s retirement. Dr. Braun’s appointment will satisfy the applicable requirements of the Nasdaq Listing Rules and will be ratified by the Board at their next regularly scheduled Board meeting in March 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: January 29, 2021	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Executive Vice President and Chief Financial Officer